Exhibit 99.1
FOR IMMEDIATE RELEASE
October 22, 2026
For further information contact:
Sean Byrnes, Executive Vice President and Chief Financial Officer
Kearny Financial Corp.
(973) 244-4500
KEARNY FINANCIAL CORP. ANNOUNCES FIRST QUARTER FISCAL 2027 RESULTS
AND DECLARATION OF CASH DIVIDEND

Fairfield, N.J., October 22, 2026 – Kearny Financial Corp. (NASDAQ GS: KRNY) (the “Company”), the holding company of Kearny Bank (the “Bank”), reported net income for the quarter ended September 30, 2026 of $10.0 million, or $0.16 per diluted share, compared to $7.2 million, or $0.11 per diluted share, for the quarter ended June 30, 2026.

The Company also announced that its Board of Directors declared a quarterly cash dividend of $0.11 per share, payable on November 18, 2026, to stockholders of record as of November 4, 2026.

Craig L. Montanaro, President and Chief Executive Officer, commented, “We are pleased to report continued progress this quarter, reflecting ongoing execution of our strategic plan, solid loan and deposit growth, and disciplined expense management. While our net interest margin reflected the impact of lower prepayment-related income and the repricing of our final remaining COVID-era wholesale funding position, our underlying margin drivers remain intact. Ongoing loan repricing and balance sheet remixing are expected to support further margin expansion in the quarters ahead.”
Mr. Montanaro continued, “Our strategic transformation continues to gain momentum as we deepen commercial client relationships, expand relationship-based deposit growth, and further reposition the balance sheet toward higher-yielding commercial and construction lending opportunities. During the quarter, we expanded our deposit-gathering capabilities with the launch of a dedicated Nonprofit and Independent Education Banking team. This initiative broadens access to attractive relationship-based funding sources and further diversifies our deposit franchise.”

First Quarter Highlights
•Net income increased 40.0% to $10.0 million, or $0.16 per diluted share.
•Pre-tax, pre-provision net revenue (non-GAAP) increased 14.0% to $13.5 million, or $0.21 per diluted share, reflecting ongoing strengthening of core earnings.
•Continued the strategic remixing of the loan portfolio, growing total loans by 7.2% on an annualized basis, while reducing multifamily mortgage exposure.
•Total deposits grew by 8.7% on an annualized basis, reflecting continued momentum across the Bank's commercial deposit initiatives and supporting loan growth and balance sheet optimization.
•Launched a Nonprofit and Independent Education Banking team led by a seasoned industry professional with extensive experience serving mission-driven organizations through specialized banking solutions, further strengthening the Bank's commercial banking capabilities.
Balance Sheet
•Total assets were $7.78 billion at September 30, 2026, an increase of $95.7 million, or 1.2%, from June 30, 2026.
•Investment securities totaled $1.04 billion at September 30, 2026, a decrease of $35.0 million, or 3.3%, from June 30, 2026.
•Loans receivable totaled $5.98 billion at September 30, 2026, an increase of $105.1 million, or 1.8%, from June 30, 2026.
•Deposits were $5.83 billion at September 30, 2026, an increase of $123.9 million, or 2.2%, from June 30, 2026, primarily driven by growth in interest-bearing demand deposits.
•Borrowings were $1.14 billion at September 30, 2026, a decrease of $15.0 million, or 1.3%, from June 30, 2026, reflecting reductions in overnight borrowings, partially offset by an increase in Federal Home Loan Bank (“FHLB”) advances.

•At September 30, 2026, the Company maintained available secured borrowing capacity with the FHLB and the Federal Reserve Discount Window of $2.21 billion, representing 28.5% of total assets.
Earnings
Net Interest Income and Net Interest Margin
•Average loan yields increased 10 basis points and average loan balances grew for the quarter ended September 30, 2026, contributing to an increase of $2.2 million, or 2.7%, in total interest income. Net interest margin was 2.23% for the quarter ended September 30, 2026, a decrease of three basis points from the prior quarter, as the benefit from higher asset yields was offset by the repricing of the Company’s final remaining COVID-era wholesale funding position and declines in purchase accounting accretion and loan prepayment penalty income, as described in further detail below.
•For the quarter ended September 30, 2026, net interest income decreased $294,000 to $40.1 million from $40.4 million for the quarter ended June 30, 2026. Included in net interest income for the quarters ended September 30, 2026 and June 30, 2026, respectively, was purchase accounting accretion of $396,000 and $537,000, and loan prepayment penalty income of $336,000 and $622,000. Excluding loan prepayment penalty income and purchase accounting accretion, net interest income increased $132,000 from the prior period.
Non-Interest Income
•For the quarter ended September 30, 2026, non-interest income decreased $110,000, or 2.1%, to $5.2 million from $5.3 million for the quarter ended June 30, 2026, primarily due to a non-recurring write-down of $122,000 on one other real estate owned property resulting from an updated appraisal. The remaining changes in non-interest income reflected normal operating fluctuations within those line items.
Non-Interest Expense
•For the quarter ended September 30, 2026, non-interest expense decreased $2.1 million, or 6.1%, to $31.8 million from $33.9 million for the quarter ended June 30, 2026, primarily driven by decreases in salary and benefits, advertising, equipment and systems, and other expense.
•Salary and benefits expense decreased $883,000 to $19.4 million for the quarter ended September 30, 2026 from $20.3 million for the quarter ended June 30, 2026, primarily driven by the absence of a $745,000 non-recurring severance charge recorded in the prior period and a $193,000 non-recurring decrease in stock-based compensation recorded in the current period. Excluding these items, salary and benefits expense remained relatively unchanged at $19.6 million for both periods.
•Advertising and marketing expense decreased $365,000 to $381,000 for the quarter ended September 30, 2026 from $746,000 for the quarter ended June 30, 2026, primarily driven by lower advertising expenses across various formats.
•Equipment and systems expense decreased $126,000 to $3.7 million for the quarter ended September 30, 2026 from $3.9 million for the quarter ended June 30, 2026, primarily driven by lower third-party core processing service fees.
•Other expense decreased $705,000 to $3.7 million for the quarter ended September 30, 2026 from $4.4 million for the quarter ended June 30, 2026, primarily driven by lower professional fees, provision for credit losses on unfunded commitments, and other real estate owned expenses. Changes in the other components of non-interest expense between comparative periods reflected normal operating fluctuations within those line items.
Income Taxes
•Income tax expense totaled $2.6 million for the quarter ended September 30, 2026 compared to $3.8 million for the quarter ended June 30, 2026, resulting in an effective tax rate of 20.7% and 34.9%, respectively. Income tax expense in the prior period included a $1.6 million valuation allowance against a deferred tax asset related to certain legacy stock-based compensation awards.

Asset Quality
•The balance of non-performing assets increased $3.2 million to $56.6 million, or 0.73% of total assets, at September 30, 2026 from $53.4 million, or 0.70% of total assets, at June 30, 2026.
•Net charge-offs totaled $277,000, or 0.02% of average loans, on an annualized basis, for the quarter ended September 30, 2026, compared to $49,000, or less than 0.01% of average loans, on an annualized basis, for the quarter ended June 30, 2026.
•For the quarter ended September 30, 2026, the Company recorded a provision for credit losses of $830,000, compared to $822,000 for the quarter ended June 30, 2026. The provision for credit loss expense for the quarter ended September 30, 2026 was primarily driven by loan growth.
•Allowance for credit losses (“ACL”) was $46.0 million, or 0.77% of total loans, at September 30, 2026, an increase of $553,000 from $45.5 million, or 0.77% of total loans, at June 30, 2026. The increase in the ACL from June 30, 2026 was primarily driven by a provision for credit losses, partially offset by loan charge-offs, as noted above.
Capital
•For the quarter ended September 30, 2026, book value per share decreased $0.20, or 1.7%, to $11.64 and tangible book value per share (non-GAAP) decreased $0.19, or 1.9%, to $9.88, primarily reflecting changes in the fair value of available-for-sale securities resulting from market interest rate movements during the quarter.
•At September 30, 2026, total stockholders’ equity included after-tax net unrealized losses on securities available for sale of $90.6 million, partially offset by after-tax unrealized gains on derivatives of $13.1 million. After-tax net unrecognized losses on securities held to maturity of $11.6 million were not reflected in total stockholders’ equity.
•At September 30, 2026, the Company’s tangible equity to tangible assets ratio (non-GAAP) equaled 8.37%. Additionally, the regulatory capital ratios of both the Company and the Bank continued to be in excess of all applicable regulatory requirements as of September 30, 2026.

This earnings release should be read in conjunction with Kearny Financial Corp.’s Q1 2027 Investor Presentation, a copy of which is available through the Investor Relations link located at the bottom of the page of our website at www.kearnybank.com and via a Current Report on Form 8-K on the website of the Securities and Exchange Commission at www.sec.gov.
Statements contained in this news release that are not historical facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time. The Company does not undertake and specifically disclaims any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.
Category: Earnings

Linked-Quarter Comparative Financial Analysis
Kearny Financial Corp.
Consolidated Balance Sheets
(Unaudited)

(Dollars and Shares in Thousands, Except Per Share Data)	September 30, 2026	June 30, 2026	Variance or Change	Variance or Change Pct.
Assets
Cash and cash equivalents	$115,829	$114,823	$1,006	0.9%
Securities available for sale	931,965	964,369	(32,404)	-3.4%
Securities held to maturity	104,228	106,814	(2,586)	-2.4%
Loans held-for-sale	4,786	6,022	(1,236)	-20.5%
Loans receivable	5,980,398	5,875,325	105,073	1.8%
Less: allowance for credit losses on loans	(46,049)	(45,496)	553	1.2%
Net loans receivable	5,934,349	5,829,829	104,520	1.8%
Premises and equipment	42,112	42,359	(247)	-0.6%
Federal Home Loan Bank stock	59,176	59,726	(550)	-0.9%
Accrued interest receivable	31,328	27,875	3,453	12.4%
Goodwill	113,525	113,525	—	—%
Core deposit intangible	857	968	(111)	-11.5%
Bank owned life insurance	317,512	314,756	2,756	0.9%
Deferred income taxes, net	52,953	48,699	4,254	8.7%
Other real estate owned	5,397	5,519	(122)	-2.2%
Other assets	63,885	46,921	16,964	36.2%
Total assets	$7,777,902	$7,682,205	$95,697	1.2%

Liabilities
Deposits:
Non-interest-bearing	$790,227	$788,015	$2,212	0.3%
Interest-bearing	5,043,269	4,921,610	121,659	2.5%
Total deposits	5,833,496	5,709,625	123,871	2.2%
Borrowings	1,135,000	1,150,000	(15,000)	-1.3%
Advance payments by borrowers for taxes	18,640	18,562	78	0.4%
Other liabilities	34,861	37,348	(2,487)	-6.7%
Total liabilities	7,021,997	6,915,535	106,462	1.5%

Stockholders' Equity
Common stock	649	648	1	0.2%
Paid-in capital	495,513	495,953	(440)	-0.1%
Retained earnings	353,055	350,046	3,009	0.9%
Unearned ESOP shares	(16,538)	(17,025)	487	2.9%
Accumulated other comprehensive loss	(76,774)	(62,952)	(13,822)	-22.0%
Total stockholders' equity	755,905	766,670	(10,765)	-1.4%
Total liabilities and stockholders' equity	$7,777,902	$7,682,205	$95,697	1.2%

Consolidated capital ratios
Equity to assets	9.72%	9.98%	-0.26%
Tangible equity to tangible assets (non-GAAP) (1)	8.37%	8.62%	-0.25%

Share data
Outstanding shares	64,929	64,738	191	0.3%
Book value per share	$11.64	$11.84	$(0.20)	-1.7%
Tangible book value per share (non-GAAP) (2)	$9.88	$10.07	$(0.19)	-1.9%
_________________________
(1)Tangible equity and tangible assets exclude goodwill and core deposit intangibles.
(2)Tangible book value excludes goodwill and core deposit intangibles.

Kearny Financial Corp.
Consolidated Statements of Income
(Unaudited)

(Dollars and Shares in Thousands, Except Per Share Data)	Three Months Ended		Variance or Change	Variance or Change Pct.
	September 30, 2026	June 30, 2026
Interest income
Loans	$71,425	$69,376	$2,049	3.0%
Taxable investment securities	11,462	11,328	134	1.2%
Tax-exempt investment securities	26	29	(3)	-10.3%
Other interest-earning assets	1,317	1,251	66	5.3%
Total interest income	84,230	81,984	2,246	2.7%

Interest expense
Deposits	31,923	30,537	1,386	4.5%
Borrowings	12,227	11,073	1,154	10.4%
Total interest expense	44,150	41,610	2,540	6.1%
Net interest income	40,080	40,374	(294)	-0.7%
Provision for credit losses	830	822	8	1.0%
Net interest income after provision for credit losses	39,250	39,552	(302)	-0.8%

Non-interest income
Fees and service charges	1,022	1,066	(44)	-4.1%
Gain on sale of loans	217	316	(99)	-31.3%
Loss on other real estate owned	(122)	—	(122)	—%
Income from bank owned life insurance	2,756	2,706	50	1.8%
Electronic banking fees and charges	464	460	4	0.9%
Other income	866	765	101	13.2%
Total non-interest income	5,203	5,313	(110)	-2.1%

Non-interest expense
Salaries and employee benefits	19,430	20,313	(883)	-4.3%
Net occupancy expense of premises	2,785	2,862	(77)	-2.7%
Equipment and systems	3,725	3,851	(126)	-3.3%
Advertising and marketing	381	746	(365)	-48.9%
Federal deposit insurance premium	1,425	1,360	65	4.8%
Directors' compensation	333	307	26	8.5%
Other expense	3,708	4,413	(705)	-16.0%
Total non-interest expense	31,787	33,852	(2,065)	-6.1%
Income before income taxes	12,666	11,013	1,653	15.0%
Income taxes	2,622	3,841	(1,219)	-31.7%
Net income	$10,044	$7,172	$2,872	40.0%

Net income per common share (EPS)
Basic	$0.16	$0.11	$0.05
Diluted	$0.16	$0.11	$0.05

Dividends declared
Cash dividends declared per common share	$0.11	$0.11	$—
Cash dividends declared	$7,035	$7,008	$27
Dividend payout ratio	70.0%	97.7%	-27.7%

Weighted average number of common shares outstanding
Basic	63,122	62,958	164
Diluted	63,563	63,403	160

Kearny Financial Corp.
Average Balance Sheet Data
(Unaudited)

(Dollars in Thousands)	Three Months Ended		Variance or Change	Variance or Change Pct.
	September 30, 2026	June 30, 2026
Assets
Interest-earning assets:
Loans receivable, including loans held for sale	$5,908,455	$5,854,248	$54,207	0.9%
Taxable investment securities	1,171,085	1,185,569	(14,484)	-1.2%
Tax-exempt investment securities	4,344	4,759	(415)	-8.7%
Other interest-earning assets	115,794	109,098	6,696	6.1%
Total interest-earning assets	7,199,678	7,153,674	46,004	0.6%
Non-interest-earning assets	456,954	456,877	77	0.0%
Total assets	$7,656,632	$7,610,551	$46,081	0.6%

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$2,272,168	$2,207,264	$64,904	2.9%
Savings	748,945	760,770	(11,825)	-1.6%
Certificates of deposit (retail)	1,181,612	1,190,922	(9,310)	-0.8%
Certificates of deposit (brokered)	565,208	673,031	(107,823)	-16.0%
Total interest-bearing deposits	4,767,933	4,831,987	(64,054)	-1.3%
Borrowings:
Federal Home Loan Bank advances	1,137,228	1,022,637	114,591	11.2%
Other borrowings	135,217	150,275	(15,058)	-10.0%
Total borrowings	1,272,445	1,172,912	99,533	8.5%
Total interest-bearing liabilities	6,040,378	6,004,899	35,479	0.6%
Non-interest-bearing liabilities:
Non-interest-bearing deposits	796,212	788,059	8,153	1.0%
Other non-interest-bearing liabilities	56,617	54,614	2,003	3.7%
Total non-interest-bearing liabilities	852,829	842,673	10,156	1.2%
Total liabilities	6,893,207	6,847,572	45,635	0.7%
Stockholders' equity	763,425	762,979	446	0.1%
Total liabilities and stockholders' equity	$7,656,632	$7,610,551	$46,081	0.6%

Average interest-earning assets to average interest-bearing liabilities	119.19%	119.13%	0.06%	0.1%

Kearny Financial Corp.
Performance Ratio Highlights
(Unaudited)

	Three Months Ended		Variance or Change
	September 30, 2026	June 30, 2026
Average yield on interest-earning assets:
Loans receivable, including loans held for sale	4.84%	4.74%	0.10%
Taxable investment securities	3.91%	3.82%	0.09%
Tax-exempt investment securities (1)	2.43%	2.40%	0.03%
Other interest-earning assets	4.55%	4.59%	-0.04%
Total interest-earning assets	4.68%	4.58%	0.10%

Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	2.54%	2.49%	0.05%
Savings	1.27%	1.34%	-0.07%
Certificates of deposit (retail)	3.19%	3.17%	0.02%
Certificates of deposit (brokered)	4.03%	2.87%	1.16%
Total interest-bearing deposits	2.68%	2.53%	0.15%
Borrowings:
Federal Home Loan Bank advances	3.85%	3.79%	0.06%
Other borrowings	3.77%	3.71%	0.06%
Total borrowings	3.84%	3.78%	0.06%
Total interest-bearing liabilities	2.92%	2.77%	0.15%

Interest rate spread (2)	1.76%	1.81%	-0.05%
Net interest margin (3)	2.23%	2.26%	-0.03%

Non-interest income to average assets (annualized)	0.27%	0.28%	-0.01%
Non-interest expense to average assets (annualized)	1.66%	1.78%	-0.12%

Efficiency ratio (4)	70.20%	74.09%	-3.89%

Return on average assets (annualized)	0.52%	0.38%	0.14%
Return on average equity (annualized)	5.26%	3.76%	1.50%
Return on average tangible equity (annualized) (5)	6.24%	4.48%	1.76%
_________________________
(1)The yield on tax-exempt investment securities has not been adjusted to reflect their tax-effective yield.
(2)Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(3)Net interest income divided by average interest-earning assets.
(4)Non-interest expense divided by the sum of net interest income and non-interest income.
(5)Average tangible equity excludes average goodwill and core deposit intangibles. See the “Reconciliation of GAAP to non-GAAP” table.

Five-Quarter Financial Trend Analysis
Kearny Financial Corp.
Consolidated Balance Sheets

(Dollars and Shares in Thousands, Except Per Share Data)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
	(Unaudited)	(Audited)	(Unaudited)	(Unaudited)	(Unaudited)
Assets
Cash and cash equivalents	$115,829	$114,823	$123,836	$147,340	$130,139
Securities available for sale	931,965	964,369	983,325	1,000,397	1,016,182
Securities held to maturity	104,228	106,814	110,581	112,800	116,681
Loans held-for-sale	4,786	6,022	12,183	8,786	6,650
Loans receivable	5,980,398	5,875,325	5,779,181	5,753,393	5,767,419
Less: allowance for credit losses on loans	(46,049)	(45,496)	(44,723)	(44,958)	(45,060)
Net loans receivable	5,934,349	5,829,829	5,734,458	5,708,435	5,722,359
Premises and equipment	42,112	42,359	41,896	42,559	43,222
Federal Home Loan Bank stock	59,176	59,726	55,737	57,212	62,011
Accrued interest receivable	31,328	27,875	28,304	27,420	29,460
Goodwill	113,525	113,525	113,525	113,525	113,525
Core deposit intangible	857	968	1,080	1,198	1,317
Bank owned life insurance	317,512	314,756	312,050	309,404	307,248
Deferred income taxes, net	52,953	48,699	50,961	51,617	51,587
Other real estate owned	5,397	5,519	—	—	—
Other assets	63,885	46,921	39,720	40,185	47,629
Total assets	$7,777,902	$7,682,205	$7,607,656	$7,620,878	$7,648,010

Liabilities
Deposits:
Non-interest-bearing	$790,227	$788,015	$631,506	$627,180	$578,481
Interest-bearing	5,043,269	4,921,610	5,097,576	5,084,370	5,053,401
Total deposits	5,833,496	5,709,625	5,729,082	5,711,550	5,631,882
Borrowings	1,135,000	1,150,000	1,060,000	1,095,000	1,206,497
Advance payments by borrowers for taxes	18,640	18,562	19,317	18,474	19,261
Other liabilities	34,861	37,348	36,225	38,458	37,166
Total liabilities	7,021,997	6,915,535	6,844,624	6,863,482	6,894,806

Stockholders' Equity
Common stock	649	648	648	648	648
Paid-in capital	495,513	495,953	495,442	494,959	494,490
Retained earnings	353,055	350,046	349,881	346,749	344,287
Unearned ESOP shares	(16,538)	(17,025)	(17,511)	(17,997)	(18,484)
Accumulated other comprehensive loss	(76,774)	(62,952)	(65,428)	(66,963)	(67,737)
Total stockholders' equity	755,905	766,670	763,032	757,396	753,204
Total liabilities and stockholders' equity	$7,777,902	$7,682,205	$7,607,656	$7,620,878	$7,648,010

Consolidated capital ratios
Equity to assets	9.72%	9.98%	10.03%	9.94%	9.85%
Tangible equity to tangible assets (non-GAAP) (1)	8.37%	8.62%	8.65%	8.56%	8.47%

Share data
Outstanding shares	64,929	64,738	64,739	64,739	64,739
Book value per share	$11.64	$11.84	$11.79	$11.70	$11.63
Tangible book value per share (non-GAAP) (2)	$9.88	$10.07	$10.02	$9.93	$9.86
_________________________
(1)Tangible equity and tangible assets exclude goodwill and core deposit intangibles.
(2)Tangible book value excludes goodwill and core deposit intangibles.

Kearny Financial Corp.
Supplemental Balance Sheet Highlights
(Unaudited)

(Dollars in Thousands)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Loan portfolio composition:
Commercial loans:
Multi-family mortgage	$2,436,745	$2,499,894	$2,555,001	$2,619,124	$2,640,737
Nonresidential mortgage	1,049,308	1,019,445	1,012,422	990,178	988,969
Commercial and industrial	231,361	223,927	201,277	169,884	142,304
Construction	303,007	263,200	207,765	181,766	189,626
Total commercial loans	4,020,421	4,006,466	3,976,465	3,960,952	3,961,636
One- to four-family residential mortgage	1,810,732	1,789,865	1,741,023	1,730,543	1,749,362
Consumer loans:
Home equity loans	76,827	79,844	61,379	59,046	54,116
Other consumer	77,397	2,387	2,377	2,523	2,487
Total consumer loans	154,224	82,231	63,756	61,569	56,603
Total loans, excluding yield adjustments	5,985,377	5,878,562	5,781,244	5,753,064	5,767,601
Unaccreted yield adjustments	(4,979)	(3,237)	(2,063)	329	(182)
Loans receivable, net of yield adjustments	5,980,398	5,875,325	5,779,181	5,753,393	5,767,419
Less: allowance for credit losses on loans	(46,049)	(45,496)	(44,723)	(44,958)	(45,060)
Net loans receivable	$5,934,349	$5,829,829	$5,734,458	$5,708,435	$5,722,359

Asset quality:
Nonperforming assets:
Accruing loans - 90 days and over past due	$—	$—	$—	$—	$20,494
Nonaccrual loans	51,160	47,896	52,379	51,306	44,085
Total nonperforming loans	51,160	47,896	52,379	51,306	64,579
Other real estate owned	5,397	5,519	—	—	—
Total nonperforming assets	$56,557	$53,415	$52,379	$51,306	$64,579

Nonperforming loans (% total loans)	0.86%	0.82%	0.91%	0.89%	1.12%
Nonperforming assets (% total assets)	0.73%	0.70%	0.69%	0.67%	0.84%

Classified loans	$90,891	$88,202	$97,384	$97,542	$117,780

Allowance for credit losses on loans (ACL):
ACL to total loans	0.77%	0.77%	0.77%	0.78%	0.78%
ACL to nonperforming loans	90.01%	94.99%	85.38%	87.63%	69.78%
Net charge-offs	$277	$49	$626	$669	$1,049
Average net charge-off rate (annualized)	0.02%	0.00%	0.04%	0.05%	0.07%

Kearny Financial Corp.
Supplemental Balance Sheet Highlights
(Unaudited)

(Dollars in Thousands)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Funding composition:
Deposits:
Non-interest-bearing deposits	$790,227	$788,015	$631,506	$627,180	$578,481
Interest-bearing demand	2,358,751	2,214,432	2,375,565	2,376,825	2,334,560
Savings	730,531	766,502	763,016	769,742	751,253
Certificates of deposit (retail)	1,198,701	1,183,427	1,201,752	1,180,370	1,208,408
Certificates of deposit (brokered)	755,286	757,249	757,243	757,433	759,180
Interest-bearing deposits	5,043,269	4,921,610	5,097,576	5,084,370	5,053,401
Total deposits	5,833,496	5,709,625	5,729,082	5,711,550	5,631,882

Borrowings:
Federal Home Loan Bank advances	1,025,000	950,000	900,000	800,000	1,006,497
Overnight borrowings	110,000	200,000	160,000	295,000	200,000
Total borrowings	1,135,000	1,150,000	1,060,000	1,095,000	1,206,497

Total funding	$6,968,496	$6,859,625	$6,789,082	$6,806,550	$6,838,379

Loans as a % of deposits	101.8%	102.2%	100.3%	100.1%	101.7%
Deposits as a % of total funding	83.7%	83.2%	84.4%	83.9%	82.4%
Borrowings as a % of total funding	16.3%	16.8%	15.6%	16.1%	17.6%

Uninsured deposits:
Uninsured deposits (reported) (1)	$2,418,530	$2,245,646	$2,199,708	$2,158,440	$2,040,021
Uninsured deposits (adjusted) (2)	$883,421	$850,952	$839,094	$800,998	$804,209
_________________________
(1)Uninsured deposits of Kearny Bank.
(2)Uninsured deposits of Kearny Bank adjusted to exclude deposits of its wholly-owned subsidiary and holding company and collateralized deposits of state and local governments.

Kearny Financial Corp.
Consolidated Statements of Income
(Unaudited)

	Three Months Ended
(Dollars and Shares in Thousands, Except Per Share Data)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Interest income
Loans	$71,425	$69,376	$66,310	$67,410	$68,349
Taxable investment securities	11,462	11,328	11,425	11,623	12,600
Tax-exempt investment securities	26	29	34	35	41
Other interest-earning assets	1,317	1,251	1,400	1,584	1,518
Total interest income	84,230	81,984	79,169	80,652	82,508

Interest expense
Deposits	31,923	30,537	31,045	33,148	33,931
Borrowings	12,227	11,073	8,888	9,535	10,873
Total interest expense	44,150	41,610	39,933	42,683	44,804
Net interest income	40,080	40,374	39,236	37,969	37,704
Provision for (reversal of) credit losses	830	822	391	567	(82)
Net interest income after provision for (reversal of) credit losses	39,250	39,552	38,845	37,402	37,786

Non-interest income
Fees and service charges	1,022	1,066	922	1,295	892
Gain on sale of loans	217	316	193	224	199
Loss on other real estate owned	(122)	—	—	—	—
Income from bank owned life insurance	2,756	2,706	2,646	2,710	2,689
Electronic banking fees and charges	464	460	389	473	416
Other income	866	765	1,944	869	1,651
Total non-interest income	5,203	5,313	6,094	5,571	5,847

Non-interest expense
Salaries and employee benefits	19,430	20,313	19,316	18,373	18,745
Net occupancy expense of premises	2,785	2,862	3,263	2,888	3,307
Equipment and systems	3,725	3,851	3,975	4,007	3,974
Advertising and marketing	381	746	665	412	562
Federal deposit insurance premium	1,425	1,360	1,302	1,357	1,301
Directors' compensation	333	307	307	306	307
Other expense	3,708	4,413	3,471	3,848	3,470
Total non-interest expense	31,787	33,852	32,299	31,191	31,666
Income before income taxes	12,666	11,013	12,640	11,782	11,967
Income taxes	2,622	3,841	2,503	2,333	2,461
Net income	$10,044	$7,172	$10,137	$9,449	$9,506

Net income per common share (EPS)
Basic	$0.16	$0.11	$0.16	$0.15	$0.15
Diluted	$0.16	$0.11	$0.16	$0.15	$0.15

Dividends declared
Cash dividends declared per common share	$0.11	$0.11	$0.11	$0.11	$0.11
Cash dividends declared	$7,035	$7,008	$7,005	$6,987	$6,963
Dividend payout ratio	70.0%	97.7%	69.1%	73.9%	73.2%

Weighted average number of common shares outstanding
Basic	63,122	62,958	62,908	62,858	62,741
Diluted	63,563	63,403	63,251	63,061	62,951

Kearny Financial Corp.
Average Balance Sheet Data
(Unaudited)

	Three Months Ended
(Dollars in Thousands)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Assets
Interest-earning assets:
Loans receivable, including loans held-for-sale	$5,908,455	$5,854,248	$5,785,095	$5,778,680	$5,806,767
Taxable investment securities	1,171,085	1,185,569	1,194,487	1,185,602	1,236,705
Tax-exempt investment securities	4,344	4,759	5,669	5,902	6,856
Other interest-earning assets	115,794	109,098	106,967	123,475	115,776
Total interest-earning assets	7,199,678	7,153,674	7,092,218	7,093,659	7,166,104
Non-interest-earning assets	456,954	456,877	455,725	455,752	453,215
Total assets	$7,656,632	$7,610,551	$7,547,943	$7,549,411	$7,619,319

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$2,272,168	$2,207,264	$2,402,177	$2,385,397	$2,343,809
Savings	748,945	760,770	761,090	759,247	754,244
Certificates of deposit (retail)	1,181,612	1,190,922	1,181,526	1,201,950	1,211,026
Certificates of deposit (brokered)	565,208	673,031	755,461	756,179	755,813
Total interest-bearing deposits	4,767,933	4,831,987	5,100,254	5,102,773	5,064,892
Borrowings:
Federal Home Loan Bank advances	1,137,228	1,022,637	861,445	998,760	1,077,146
Other borrowings	135,217	150,275	133,833	38,478	85,489
Total borrowings	1,272,445	1,172,912	995,278	1,037,238	1,162,635
Total interest-bearing liabilities	6,040,378	6,004,899	6,095,532	6,140,011	6,227,527
Non-interest-bearing liabilities:
Non-interest-bearing deposits	796,212	788,059	633,494	595,035	581,625
Other non-interest-bearing liabilities	56,617	54,614	59,644	59,447	65,024
Total non-interest-bearing liabilities	852,829	842,673	693,138	654,482	646,649
Total liabilities	6,893,207	6,847,572	6,788,670	6,794,493	6,874,176
Stockholders' equity	763,425	762,979	759,273	754,918	745,143
Total liabilities and stockholders' equity	$7,656,632	$7,610,551	$7,547,943	$7,549,411	$7,619,319

Average interest-earning assets to average interest-bearing liabilities	119.19%	119.13%	116.35%	115.53%	115.07%

Kearny Financial Corp.
Performance Ratio Highlights

	Three Months Ended
	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Average yield on interest-earning assets:
Loans receivable, including loans held-for-sale	4.84%	4.74%	4.58%	4.67%	4.71%
Taxable investment securities	3.91%	3.82%	3.83%	3.92%	4.08%
Tax-exempt investment securities (1)	2.43%	2.40%	2.37%	2.36%	2.42%
Other interest-earning assets	4.55%	4.59%	5.24%	5.13%	5.24%
Total interest-earning assets	4.68%	4.58%	4.47%	4.55%	4.61%

Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	2.54%	2.49%	2.34%	2.51%	2.63%
Savings	1.27%	1.34%	1.26%	1.40%	1.41%
Certificates of deposit (retail)	3.19%	3.17%	3.20%	3.45%	3.56%
Certificates of deposit (brokered)	4.03%	2.87%	2.71%	2.72%	2.67%
Total interest-bearing deposits	2.68%	2.53%	2.43%	2.60%	2.68%
Borrowings:
Federal Home Loan Bank advances	3.85%	3.79%	3.56%	3.66%	3.69%
Other borrowings	3.77%	3.71%	3.66%	4.13%	4.44%
Total borrowings	3.84%	3.78%	3.57%	3.68%	3.74%
Total interest-bearing liabilities	2.92%	2.77%	2.62%	2.78%	2.88%

Interest rate spread (2)	1.76%	1.81%	1.85%	1.77%	1.73%
Net interest margin (3)	2.23%	2.26%	2.21%	2.14%	2.10%

Non-interest income to average assets (annualized)	0.27%	0.28%	0.32%	0.30%	0.31%
Non-interest expense to average assets (annualized)	1.66%	1.78%	1.71%	1.65%	1.66%

Efficiency ratio (4)	70.20%	74.09%	71.25%	71.64%	72.71%

Return on average assets (annualized)	0.52%	0.38%	0.54%	0.50%	0.50%
Return on average equity (annualized)	5.26%	3.76%	5.34%	5.01%	5.10%
Return on average tangible equity (annualized) (5)	6.24%	4.48%	6.34%	5.96%	6.09%
_________________________
(1)The yield on tax-exempt investment securities has not been adjusted to reflect their tax-effective yield.
(2)Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(3)Net interest income divided by average interest-earning assets.
(4)Non-interest expense divided by the sum of net interest income and non-interest income.
(5)Average tangible equity excludes average goodwill and core deposit intangibles. See the “Reconciliation of GAAP to non-GAAP” table.

The following tables provide a reconciliation of certain financial measures calculated in accordance with Generally Accepted Accounting Principles (“GAAP”) (as reported) and non-GAAP measures. These non-GAAP measures provide additional information which allow readers to evaluate the ongoing performance of the Company. They are not a substitute for GAAP measures; they should be read and used in conjunction with the Company’s GAAP financial information. In all cases, it should be understood that non-GAAP per share measures do not depict amounts that accrue directly to the benefit of shareholders.

Kearny Financial Corp.
Reconciliation of GAAP to Non-GAAP
(Unaudited)

	Three Months Ended
(Dollars and Shares in Thousands, Except Per Share Data)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Adjusted net income:
Net income (GAAP)	$10,044	$7,172	$10,137	$9,449	$9,506
Non-recurring transactions - net of tax:
Branch consolidation expenses	—	—	—	—	178
Severance expense from workforce realignment	—	529	—	—	—
Deferred tax asset valuation allowance	—	1,562	—	—	—
Gain on sale of property held for sale	—	—	(724)	—	(532)
Adjusted net income	$10,044	$9,263	$9,413	$9,449	$9,152

Calculation of pre-tax, pre-provision net revenue:
Net income (GAAP)	$10,044	$7,172	$10,137	$9,449	$9,506
Adjustments to net income (GAAP):
Provision for income taxes	2,622	3,841	2,503	2,333	2,461
Provision for (reversal of) credit losses	830	822	391	567	(82)
Pre-tax, pre-provision net revenue (non-GAAP)	$13,496	$11,835	$13,031	$12,349	$11,885
Adjustments to pre-tax, pre-provision net revenue (non-GAAP):
Branch consolidation expenses	$—	$—	$—	$—	$250
Severance expense from workforce realignment	—	745	—	—	—
Gain on sale of property held for sale	—	—	(1,020)	—	(749)
Pre-tax, pre-provision net revenue (non-GAAP) - adjusted	$13,496	$12,580	$12,011	$12,349	$11,386

Adjusted earnings per share:
Weighted average common shares - basic	63,122	62,958	62,908	62,858	62,741
Weighted average common shares - diluted	63,563	63,403	63,251	63,061	62,951

Earnings per share - basic (GAAP)	$0.16	$0.11	$0.16	$0.15	$0.15
Earnings per share - diluted (GAAP)	$0.16	$0.11	$0.16	$0.15	$0.15

Adjusted earnings per share - basic (non-GAAP)	$0.16	$0.15	$0.15	$0.15	$0.15
Adjusted earnings per share - diluted (non-GAAP)	$0.16	$0.15	$0.15	$0.15	$0.15

Pre-tax, pre-provision net revenue per share:
Pre-tax, pre-provision net revenue per share - basic (non-GAAP)	$0.21	$0.19	$0.21	$0.20	$0.19
Pre-tax, pre-provision net revenue per share - diluted (non-GAAP)	$0.21	$0.19	$0.21	$0.20	$0.19

Pre-tax, pre-provision net revenue per share - basic (non-GAAP) - adjusted	$0.21	$0.20	$0.19	$0.20	$0.18
Pre-tax, pre-provision net revenue per share - diluted (non-GAAP) - adjusted	$0.21	$0.20	$0.19	$0.20	$0.18

Adjusted return on average assets:
Total average assets	$7,656,632	$7,610,551	$7,547,943	$7,549,411	$7,619,319

Return on average assets (GAAP)	0.52%	0.38%	0.54%	0.50%	0.50%
Adjusted return on average assets (non-GAAP)	0.52%	0.49%	0.50%	0.50%	0.48%

Adjusted return on average equity:
Total average equity	$763,425	$762,979	$759,273	$754,918	$745,143

Return on average equity (GAAP)	5.26%	3.76%	5.34%	5.01%	5.10%
Adjusted return on average equity (non-GAAP)	5.26%	4.86%	4.96%	5.01%	4.91%

Kearny Financial Corp.
Reconciliation of GAAP to Non-GAAP
(Unaudited)

	Three Months Ended
(Dollars and Shares in Thousands, Except Per Share Data)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Adjusted return on average tangible equity:
Total average equity	$763,425	$762,979	$759,273	$754,918	$745,143
Less: average goodwill	(113,525)	(113,525)	(113,525)	(113,525)	(113,525)
Less: average other intangible assets	(930)	(1,042)	(1,157)	(1,276)	(1,395)
Total average tangible equity	$648,970	$648,412	$644,591	$640,117	$630,223

Return on average tangible equity (non-GAAP)	6.24%	4.48%	6.34%	5.96%	6.09%
Adjusted return on average tangible equity (non-GAAP)	6.24%	5.77%	5.90%	5.96%	5.87%

Adjusted non-interest expense ratio:
Non-interest expense (GAAP)	$31,787	$33,852	$32,299	$31,191	$31,666
Non-recurring transactions:
Branch consolidation expenses	—	—	—	—	(250)
Severance expense from workforce realignment	—	(745)	—	—	—
Non-interest expense (non-GAAP)	$31,787	$33,107	$32,299	$31,191	$31,416

Non-interest expense ratio (GAAP)	1.66%	1.78%	1.71%	1.65%	1.66%
Adjusted non-interest expense ratio (non-GAAP)	1.66%	1.74%	1.71%	1.65%	1.65%

Adjusted efficiency ratio:
Non-interest expense (non-GAAP)	$31,787	$33,107	$32,299	$31,191	$31,416

Net interest income (GAAP)	$40,080	$40,374	$39,236	$37,969	$37,704
Total non-interest income (GAAP)	5,203	5,313	6,094	5,571	5,847
Non-recurring transactions:
Gain on sale of property held for sale	—	—	(1,020)	—	(749)
Total revenue (non-GAAP)	$45,283	$45,687	$44,310	$43,540	$42,802

Efficiency ratio (GAAP)	70.20%	74.09%	71.25%	71.64%	72.71%
Adjusted efficiency ratio (non-GAAP)	70.20%	72.46%	72.89%	71.64%	73.40%